THE PHOENIX-ENGEMANN FUNDS

                Supplement dated March 18, 2005 to the Prospectus dated May 1, 2004, as supplemented July 16, 2004

BALANCED RETURN FUND

As a result of certain changes implemented by the adviser to the team of equity investment professionals responsible for managing the equity portion of the Balanced Return Fund's portfolio, the principal investment strategies related to the equity portion of the Fund's portfolio are being revised to reflect the investment style of the new team members. Accordingly, the second and third arrowed strategies on page 16 of the current prospectus are hereby replaced in their entirety with the following:

      > The adviser uses a blended approach in its equity security selection process, combining a pursuit of growth and income. Equity securities are selected by first using a screening process targeting investment criteria such as valuation, profitability, near term momentum, long term growth and financial stability. For the few hundred of the approximately 1,500 companies that survive this screening process, the adviser projects future growth in earnings and dividends, earnings momentum and relative under-valuation based on individual company prospects, industry trends and macroeconomic conditions. From this analysis, the adviser develops target prices and value ranges and selects a diversified portfolio of top-rated securities for purchase.
      > As to the equity portion of the fund's portfolio, the fund primarily purchases securities of large capitalization companies; however, the fund may purchase equity securities of companies in the small and medium capitalization ranges. At December 31, 2004, the market capitalization of the issuers in which the equity portion of the fund was invested ranged from $5.95 billion to $385.88 billion.

Additionally, the second sentence in the first arrowed strategy is hereby deleted since this information is now contained in the second arrowed strategy above.

The fund's investment objective, that of maximizing total investment return consistent with reasonable risk, remains unchanged.

ALL FUNDS

The following is added to the Principal Investment Strategies for each of the Balanced Return Fund, the Focus Growth Fund, the Nifty Fifty Fund and the Small-Cap Growth Fund:

      > In pursuit of its investment objective, the fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as technology, healthcare, natural resources, etc.

The following disclosure is added to the Risks Related to Principal Investment Strategies for each of the funds:

      SECTOR INVESTING
      To the extent the fund invests a significant portion of its equity portfolio in one or more market sectors at any time, the fund may be subject to additional risk. Securities in other sectors may provide greater investment return in certain market conditions as compared to the companies in the sector(s) in which the fund has invested. Moreover, conditions that negatively affect the sector(s) in which the fund has invested will have a greater impact on the fund as compared to a fund that is not significantly invested in such sector(s).

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.

PXP 2011/BR&Sectors  (03/05)